Other reserves	6 Months Ended
Jun. 30, 2021
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.21	As at 31.12.20
	£m	£m
Currency translation reserve	2,376	2,871
Fair value through other comprehensive income reserve	(245)	5
Cash flow hedging reserve	664	1,575
Own credit reserve	(1,001)	(954)
Other reserves and treasury shares	1,062	964
Total	2,856	4,461
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2021, there was a credit balance of £2,376m (December 2020: £2,871m credit) in the currency translation reserve. The £495m debit movement principally reflects the strengthening of GBP against USD and EUR during the period.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the unrealised change in the fair value through other comprehensive income investments since initial recognition.
As at 30 June 2021, there was a debit balance of £245m (December 2020: £5m credit) in the fair value through other comprehensive income reserve. The loss of £250m is principally driven by a loss of £325m from the decrease in fair value of bonds due to increasing bond yields and £199m of net gains transferred to the income statement. This is partially offset by a gain of £114m due to an increase in the Absa Group Limited share price and a tax credit of £168m. £8m release in impairment was also noted during the period.
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2021, there was a credit balance of £664m (December 2020: £1,575m credit) in the cash flow hedging reserve. The decrease of £911m principally reflects a £902m decrease in the fair value of interest rate swaps held for hedging purposes as major interest rate forward curves increased and £287m of gains transferred to the income statement. This is partially offset by a tax credit of £282m.
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2021, there was a debit balance of £1,001m (December 2020: £954m debit) in the own credit reserve. The movement of £47m principally reflects a £266m loss from the tightening of Barclays’ funding spreads. This is partially offset by other activity of £100m and a tax credit of £115m.
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.
As at 30 June 2021, there was a credit balance of £1,062m (December 2020: £964m credit) in other reserves and treasury shares. This is driven by an increase of £94m due to the repurchase of 377m shares as part of the £0.7bn share buyback and a £4m increase due to a reduction in treasury shares held in relation to employee share schemes.